UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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                              Mizar Energy Company

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                              MIZAR ENERGY COMPANY

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           (IN LIEU OF ANNUAL MEETING)
                                NOVEMBER 10, 2000

TO THE SHAREHOLDERS OF MIZAR ENERGY COMPANY

         At the meeting, shareholders will act on the following matters:

         1. Approval to reincorporate Mizar from the state of Colorado to Florida and to change the company's name to HBOA Holdings, Inc.;

         2.       Approval of our Equity Compensation Plan;

         3.       Election of five directors to serve, each for a one-year term;

         4. To transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on October 23, 2000, are entitled to notice of and to vote at the special meeting (in lieu of annual meeting) or any postponements or adjournments thereof.

         Whether or not you plan to attend the special meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the special meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                                           By order of the Board of Directors,

                                           MIZAR ENERGY COMPANY


                                           /s/  Edward A. Saludes
                                           ----------------------
                                           Edward A. Saludes
                                           Chief Executive Officer and President

Date: October 24, 2000


                                TABLE OF CONTENTS
                                -----------------

                                                                                                          Page
                                                                                                          ----

ABOUT THE MEETING.........................................................................................1
         WHAT IS THE PURPOSE OF THE SPECIAL MEETING (IN LIEU OF ANNUAL
                  MEETING)?...............................................................................1
         WHO IS ENTITLED TO NOTICE OF, AND TO VOTE AT THE MEETING?........................................1
         WHO CAN ATTEND THE MEETING?......................................................................2
         WHAT CONSTITUTES A QUORUM?.......................................................................2
         HOW DO I VOTE?...................................................................................2
         CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?.......................................................2
         CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?...............................................2
         WHAT ARE THE BOARD'S RECOMMENDATIONS?............................................................3
         WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?......................................................3
         DOES IT APPEAR LIKELY THAT EACH OF THE PROXY PROPOSALS
                  WILL BE APPROVED?.......................................................................4
         WHO PAYS FOR THE PREPARATION OF THE PROXY?.......................................................4
         CAN I SEE A LIST OF THE SHAREHOLDERS ENTITLED TO VOTE?...........................................4
         WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?................................................4

MANAGEMENT................................................................................................5
EXECUTIVE COMPENSATION....................................................................................7
PRINCIPAL SECURITY HOLDERS AND SECURITY OWNERSHIP
OF MANAGEMENT.............................................................................................9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTION.............................................................10
PROPOSAL 1 -- REINCORPORATION OF NAME CHANGE..............................................................10
PROPOSAL 2 -- APPROVAL OF OUR EQUITY COMPENSATION PLAN....................................................22
PROPOSAL 3 -- ELECTION OF DIRECTORS.......................................................................27
SELECTION OF AUDITORS.....................................................................................27
ANNUAL REPORT ON FORM 10-KSB..............................................................................28
INFORMATION CONCERNING SHAREHOLDER PROPOSAL...............................................................28
OTHER MATTERS.............................................................................................28

EXHIBITS
--------
Exhibit A       -   Agreement and Plan of Merger
Exhibit B       -   Articles of Incorporation and Bylaws of HBOA Holdings, Inc.
Exhibit C       -   Mizar Energy Company dba HBOA Holdings, Inc. Year 2000
                    Equity Compensation Plan


                              MIZAR ENERGY COMPANY

         This proxy statement contains information related to our special meeting (in lieu of annual meeting) of shareholders to be held on November 10, 2000, beginning at 10:00 a.m., Eastern time, at our corporate offices located at 2400 E. Commercial Blvd., Suite 221, Ft. Lauderdale, Florida 33308, and at any adjournments or postponements therefore. The approximate date that this proxy statement and proxy card is first being sent to shareholders is October 25, 2000. You should review this information in conjunction with our Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, which accompanies this proxy statement.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING (IN LIEU OF ANNUAL MEETING)?

         At our special meeting (in lieu of annual meeting), shareholders will act upon the matters outlined in the accompanying notice of meeting, including:

         1. Approval to reincorporate Mizar from the state of Colorado to Florida and to change the company's name to HBOA Holdings, Inc.;

         2.       Election of five directors to serve, each for a one-year term;

         3.       Approval of our Equity Compensation Plan;

         4. To transact such other business as may properly come before the meeting.

         In addition, our management will report on the performance of Mizar during fiscal 1999 and respond to questions from shareholders. Included with the proxy statement is a copy of Mizar's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999. We encourage you to read the Form 10-KSB. It includes information on Mizar's operations, markets, products and services, as well as Mizar's audited financial statements for the twelve months ended December 31, 1999.

WHO IS ENTITLED TO NOTICE OF, AND TO VOTE AT THE MEETING?

         Only shareholders of record at the close of business on the record date, October 23, 2000, are entitled to receive notice of the special meeting (in lieu of annual meeting) and to vote at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date will constitute a quorum. As of the record date, we have 10,050,000 shares of our common stock issued and outstanding. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner ("abstentions"), shares represented by proxies or ballots that are marked "withhold authority" with respect to the election of any nominee for election as a directors, and votes withheld by brokers in the absence of instructions from beneficial holders ("broker nonvotes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the special meeting.

         If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the votes present (either in person or by proxy) at the meeting may adjourn the meeting to another date, time or place and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card , and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONCALLY?

         If you shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is November 9, 2000.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. The powers of the proxy

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

holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD' RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board is set forth with the description of each item in the proxy statement. In summary, the Board recommends a vote:

         -for the proposal to reincorporate Mizar from the state of Colorado to the state of Florida and to change the company's name to HBOA Holdings, Inc. (see pages 10 to 22);

         -for the proposal to approve our Equity Compensation Plan (see pages 22-26);

         -for the election of the nominated slate of directors (see page 27);

The Board does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for a position as a director of Mizar. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holder will vote as recommended by the Board of Directors, or if no recommendation is given, in accordance with their best judgement.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         Reincorporation and Name Change Proposal. To approve the reincorporation and name change proposal, a majority of outstanding shares of common stock entitled to vote on the proposed amendment must be voted in favor of the reincorporation and name change proposal. Abstentions and broker nonvotes will have the same effect as voting against the reincorporation and name change proposal.

         Equity Compensation Plan. To approve our Equity Compensation Plan, a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting must be voted in favor of our Equity Compensation Plan. Abstentions from voting will have the same effect as voting against the proposal to approve our Equity Compensation Plan. Broker nonvotes will have no impact on the proposal to approve our Equity Compensation Plan since they are not considered shares entitled to vote.

         Election of Directors. The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected Directors. Shareholders do not have the

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right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

DOES IT APPEAR LIKELY THAT EACH OF THE PROXY PROPOSALS WILL BE APPROVED?

         Yes, Gary Verdier, a shareholder who owns 60% of Mizar's issued and outstanding common stock, has stated that he intends to vote in favor of each of the proposals. Thus, approval of the following proposals is assured:

         - the proposal to reincorporate Mizar from the state of Colorado to the state of Florida and to change the company's name to HBOA Holdings, Inc.;

         -         for the proposal to approve our Equity Compensation Plan; and

         -         for the election of the nominated slate of directors.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing (1) the proxy statement, (2) the proxy card and (3) our Annual Report on Form 10-KSB for the twelve months ended December 31, 1999. In addition to the use of mail, our officers, directors, employees and consultants (the "representatives") may solicit proxies personally and by telephone. Our representatives will not receive any compensation for soliciting proxies other than their regular salaries or consulting fees. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

CAN I SEE A LIST OF THE SHAREHOLDERS ENTITLED TO VOTE?

         Any shareholder may look at the complete list of the shareholders that are entitled to vote at the special meeting so long as it is for a purpose germane to the special meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 2400 E. Commercial Blvd., Suite 221, Ft. Lauderdale, Florida 33308 for a period of ten days prior to the meeting and at the meeting itself.

WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?

         Your package from us should contain (1) this proxy statement, (2) a proxy card and (3) our annual report on Form 10-KSB for the twelve months ended December 31, 1999. This package is being mailed on or about October 25, 2000.

                                   MANAGEMENT

Officers and Directors

         The following table sets forth the names and positions of all of the executive officers and directors of Mizar.

Name                    Age      Position
----                    ---      --------

Edward A. Saludes       39       Chief Executive Officer, President and Director
Harvey Judkowitz        52       Chief Financial Officer and Director
William Shope           53       Vice President of Operations
Gary Verdier            54       Chairman
Marion Wolf &           52       Director*
Carl Wolf               53       Director*
Robert Fivian           60       Director

*Marion Wolf and Carl Wolf share one seat on Mizar's Board of Directors.

         Edward A. Saludes has served as the Chief Executive Officer and President since August 14, 2000 through the present date. Mr. Saludes has over 18 years of chief executive, sales management, operations management and product engineering experience in the high technology and finance industries. Mr. Saludes was the founder, president and CEO of a finance company, which he and team grew to over $125 million in annual volume. He also held prior sales management, engineering, management and operations positions with Cadence Design Systems, Sun Microsystems, Litton Industries, and Lockheed Martin. Mr. Saludes holds BS and MS degrees in engineering from the University of Florida and an MBA degree in Finance from Rollins College.

         Harvey Judkowitz, has served as the Chief Financial Officer and Director since August 14, 2000. He has over 25 years of experience in executive management, financial management, and accounting, including several CEO and CFO positions with publicly held companies. During the past five years, Mr. Judkowitz has worked as an independent business consultant. He was CEO of Designers International Corp. a public company, CEO of Utilicore Corporation, and CFO of Capital International. Harvey brings extensive breadth and experience in SEC compliance, auditing, financial management and internal revenue service compliance. Harvey is a member of the Public Companies Division of the AICPA and as such is qualified to perform audits of public companies. Harvey holds a BBA degree from Pace University and is a Certified Public Accountant in Florida and New York.

         Gary Verdier has served as the Chairman of Mizar since December 28, 1999 through the present date. He served as the Chief Executive, President, Vice President, Secretary and Treasurer of Mizar from December 28, 1999 through August 14, 2000. For the past seven years, Mr. Verdier has been the President of Dundas Systems, Inc., a $10 million dollar a year business opportunity company with a strong and consistent record of profitability. Mr. Verdier has conducted thousands of seminars to home based business owners throughout the United States and Dundas Systems has successfully marketed a home based concept to thousands of American workers. Mr. Verdier has a unique insight to the home based business market, as well as the needs of the individual operating a home based business. The significant growth of Internet users combined with Mr. Verdier's understanding of the products and services home based business owners need to compete in today's business environment provided the catalyst for the creation of HBOA.Com, Inc., the operating subsidiary of Mizar.

         Marion Wolf has served as a director of Mizar from August 14, 2000 through the present date. Ms. Wolf shares her board seat with her husband, Carl
T. Wolf. Ms. Wolf is an adjunct Professor at Rutgers University where she developed classes in Entrepreneurship, small business management and new ventures. Previously she was co-founder of Alpine Lace Brands and served on the Board of Directors from 1990-1997. Ms. Wolf is currently serving on two not-for-profit boards, which are assisting the visually impaired and academically challenged adult and student. In addition, she is a consulting partner in a firm that specializes in providing integrated marketing solutions for companies seeking an Internet presence. She received her BS Degree from The College of New Jersey and her MS Degree from CW Post College at Long Island University.

         Carl Wolf has served as a director of Mizar from August 14, 2000 through the present date. Mr. Wolf shares his board seat with his wife, Marion Wolf. Mr. Wolf was the Chairman/CEO of Alpine Lace Brands, Inc. Mr. Wolf was the co-founder of Alpine Lace Brand in 1983 and built it into the second most recognized cheese brand in the United States. Alpine Lace became a public company in 1986, and it was sold to Land O'Lakes in 1997. Mr. Wolf was also Chairman/CEO of MCT Danes, which was sold to Land O'Lakes in the Alpine Lace transaction. Mr. Wolf is currently a Director of Media Bay, formerly known as the Audio Book Club. Media Bay is one of the fastest growing sites on the Internet. Mr. Wolf received his MBA from the University of Pittsburgh, and his BA in Economics from Rutgers University where he was a Henry Rutgers Scholar and a Woodrow Wilson Nominee.

         Robert Fivian has served as a director of the Company since August 14, 2000 through the present date. Mr. Fivian has served as the Managing Director of Rosenthal Collins Fox Asset Management Group, as the President of LIT Asset Management and as the Vice Chairman of LIT America, Inc., a member firm of the New York Stock Exchange and all principal US stock and futures exchanges. Mr. Fivian has been in the commodities, futures and stock brokerage business for the past 34 years. Mr. Fivian was Chairman and Chief Executive Officer of Phoenix Futures Inc. and Phoenix Asset Management, Inc. from 1985 to 1990. Mr. Fivian was President and Chief Executive Officer at Heinold Commodities, Inc. and Executive Vice President of Heinold Asset Management, Inc. for 10 years. He was associated with Bache & Co., Inc. for 17 years holding various positions including account executive, floor manager at the Chicago

Board of Trade, manager of the Chicago Midwest Commodity Department and First Vice-President of the firm.

         Mr. Fivian has held memberships on most of the major US commodity exchanges and has served on numerous committees of the Chicago exchanges. He is a past governor of the International Monetary Market and a former director of the Futures Industry Association. He is currently a member of the Chicago Board of Trade and the Chicago Mercantile Exchange. Mr. Fivian graduated from the University of Wisconsin with a degree in Economics and Finance.

Board Meetings and Committees

         During 1999, the Board of Directors met or acted by unanimous written consent on 2 occasions. During various time periods during 1999, Mr. Davis, Mr. Lee and Mr. Verdier served as directors. Each director attending all the meetings that were held when he was a director.

         At the present time, we do not have an audit, nomination or compensation committee. In the near future, we intend to establish these committees.

Directors Compensation

         Directors do not receive any additional compensation for services rendered as members of our Board of Directors. However, we intend to establish a policy whereby directors will be granted options when they join our Board of Directors. We have agreed to obtain directors and officers insurance for each member of the Board.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires officers, directors and persons who own more than ten percent of a registered class of a company's equity securities to file initial reports of beneficial ownership and to report changes in ownership of those securities with the Securities and Exchange Commission and the National Association of Securities Dealers. There are also required to furnish Mizar with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to us or written representations that no other transactions were required, we have determined that the pertinent officers, directors and principal shareholders have complied with all applicable Section 16(a) requirements during fiscal 1999.

                           EXECUTIVE COMPENSATION

         The following table summarizes all compensation awarded to, earned by or paid to (a) Philip Davis, the Company's Chief Executive Officer during fiscal 1997, 1998 and fiscal 1999 through December 28, 1999 and (b) Gary Verdier, the Company's Chief Executive Officer from December 28, 1999 through August 14, 2000. No other principal

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

executive officer received a total annual salary and bonus from the Company that exceeded $100,000 during this time period.

                                                                       Other
Name and Position          Year           Salary       Bonus        Compensation
-----------------          ----           ------       -----        ------------
Gary Verdier               1999(1)         $  0           0               0
President, Vice President  1998            $  0           0               0
Treasurer, Secretary and   1997            $  0           0               0
Director
Philip Davis               1999(2)         $  0           0               0
Former President,          1998            $  0           0               0
Treasurer and Director     1997            $  0           0               0

(1) Mr. Verdier became the Chief Executive Officer and President on December 28, 1999.
(2) Mr. Davis served as the President Treasurer and Director from June 1996 to December 28, 1999.

New Chief Executive Officer

         We entered into an employment agreement with Edward A. Saludes, our new Chief Executive Officer and President, in June 2000. We amended the employment agreement on October 10, 2000. Mr. Saludes' annual salary under this agreement is $135,000 per year and he is entitled to receive an annual bonus of up to a maximum of $100,000. His employment agreement is for a period of 3 years. As a signing bonus, Mr. Saludes received 50,000 shares of our common stock. Mr. Saludes also received options to purchase up to 950,000 shares of our common stock at an exercise price of $1.50 per share, which options are subject to certain vesting provisions.

         Mr. Saludes's employment agreement contains confidentiality and non-competition provisions. We may terminate the employment agreement at any time by providing written notice to Mr. Saludes. If the termination is initiated by Mizar without cause, Mr. Saludes is entitled to receive a severance payment equal to his annual salary which would have been payable to him if he had remained employed by Mizar for the remaining term of his employment agreement.

Option Grants to Executive Officers During 1999

         No options were granted to Mr. Verdier, Mr. Davis or Mr. Saludes during fiscal 1999. In June 2000, Mr. Saludes received options to purchase up to 150,000 shares of our common stock at an exercise price of $1.50 per share. These options vest at the rate of 12,500 options per month. On October 10, 2000, Mr. Saludes received incentive stock options to purchase 800,000 shares of our common stock at an exercise price of $1.50 per share. These options being to vest on June 10, 2001 and will vest at equal monthly vesting increments of 1/24 of said options per month for the second and third years of the employment agreement.

Aggregated Option Exercises and Fiscal Year End Option Values

         No executive officers exercised any options during fiscal 1999 and they did not own any options at the end of fiscal 1999.

                     PRINCIPAL SECURITY HOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of common stock beneficially owned (as of October 10, 2000) by:

         - each person who we know beneficially owns more than 5% of either class or our common stock;

         -        each director;

         - each current executive officer named in the Summary Compensation Table on page 7;

         -        all of our directors and executive officers as a group.

         Unless otherwise indicated, the address for each named person is c/o Mizar Energy Company, 2400 E. Commercial Blvd., Suite 221, Ft. Lauderdale, FL 33308 and each named person has sole voting and investment power over the shares shown below. As of October 10, 2000, the Company had 10,050,000 shares of its common stock issued and outstanding. An asterisk indicates beneficial ownership of less than 1% of Mizar's outstanding common stock.

Name of Individuals or Number      Amount and Nature of
  of Persons in Group              Beneficial Ownership      Percentage of Class
-----------------------------      --------------------      -------------------

Edward Saludes                           100,000 (1)                 *0%
Gary Verdier                           6,054,574 (2)               60.5%
Robert Fivian                             25,000                    *
Harvey Judkowitz                               0 (3)                *
Marion Wolf                              100,000 (4)                *
Carl Wolf                                100,000 (4)                *
William Shope                                  0 (5)                *

All Executive Officers and
Directors as a Group (7 persons)       6,279,574                   62.5%

(1) Includes options to purchase 50,000 shares of our common stock which have vested as of October 10, 2000. Excludes options to purchase 900,000 shares which have not vested as of October 10, 2000.

(2) Includes 216,226 shares held by Dundas Systems, Inc., a corporation controlled by Mr. Verdier.

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

(3) Excludes options to purchase 40,000 shares of our common stock at an exercise price of $1.50 per share. As of October 10, 2000, no options are vested.

(4) Represents shares of Mizar's common stock held jointly by Marion Wolf and Carl Wolf.

(5) Excludes options to purchase 100,000 shares of our common stock at an exercise price of $1.50 per share. As of October 10, 2000, no options are vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two fiscal years, we have not engaged in any transactions with management or others in which the amount involved exceeded $60,000.

                       PROPOSALS TO THE MIZAR SHAREHOLDERS

PROPOSAL 1.       REINCORPORATION AND NAME CHANGE

         Our Board has unanimously approved and recommends that you approve our proposed (i) reincorporation from the State of Colorado to the State of Florida and (2) name change to HBOA Holdings, Inc. The reincorporation and name change would be accomplished through a merger whereby:

         -We would merge with and into HBOA Holdings, Inc., a newly-formed wholly owned subsidiary of ours that is incorporated in Florida; and

         -HBOA Holdings, Inc., as the Florida corporation, would continue as HBOA Holdings, Inc. and we, as the Colorado corporation, would cease to exist.

         By operation of law, upon completion of the merger, all of our assets, property, rights, liabilities and obligations would be transferred to and assumed by HBOA Holdings. We would accomplish the merger pursuant to the terms and conditions of an agreement and plan of merger (the "merger agreement") between us and HBOA Holdings, a copy of which is attached hereto as Exhibit A.

         As described below, the reincorporation and name change would not result in any change of our business, management, executive officers, directors, location of our principal executive office, assets, liabilities or net worth. The description set forth below is a summary of the merger agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the merger agreement itself.

REASONS FOR THE REINCORPORATION AND THE NAME CHANGE

         We recommend that you approve the merger agreement and our resulting reincorporation from the State of Colorado to the State of Florida and name change to HBOA Holdings, Inc. for the following reasons:

         The principal reason for the reincorporation and name change is (1) to conform Mizar's legal residence to its principal place of business and (2) to have our name be more reflective of our present operations. Mizar was incorporated under Colorado law on December 11, 1996 at a time when Mizar's business was closely linked to the state of Colorado. Mizar's co-founders had business operations in Colorado. On December 28 1999, HBOA.Com, Inc., a company with its primary business operations in Florida, purchased 60% of Mizar's issued and outstanding common stock. In connection with the acquisition, Mizar's previous officers and directors resigned and HBOA's management took over. New management refocused Mizar's business on the sale of products and services to the owners of home based businesses. At this time, Mizar relocated its primary operations to Florida.

         With the primary operations of Mizar outside of Colorado, Mizar's historical ties to Colorado no longer appear to fulfill its business needs. The Board believes that Mizar's reincorporation in Florida is consistent with its philosophy of maintaining a positive corporate presence in the state where it has its principal executive offices.

         The Board of Directors believes that the Florida Business Corporation Act (the "Florida Act") will meet the Company's business needs. The Florida Act is a comprehensive, modern and flexible statute based on the Revised Model Business Corporation Act. For the most part, it provides the flexibility in management of a corporation and in the conduct of its various business transactions that is characteristic of the Colorado Business Corporation Act (the "Colorado Act"). See "Comparison of Colorado Law and Florida Law."

         Management also believes that the name change is more reflective of Mizar's present operations. Since HBOA's acquisition of Mizar on December 28, 1999, our business operations have been centered on becoming the premier Internet web portal for home based businesses.

         Based upon the foregoing, the Board of Directors has determined that it would be in the best interests of the Company and its shareholders to reincorporate in Florida, through a merger with its wholly-owned subsidiary, HBOA Holdings.

PRINCIPAL EFFECT OF THE REINCORPORATION AND NAME CHANGE

         The principal effect of the reincorporation would be for Mizar to become a Florida corporation. As a result of the reincorporation, our corporate affairs would be governed by the Florida Act, which the Board believes, as discussed above, has economic advantages over Colorado Act. The reincorporation would not have any material adverse effect on our:

         -BUSINESS. The reincorporation would not result in any material change in our business, management, executive officers, directors, location of principal executive office, assets, liabilities or net worth. Mizar will take the name "HBOA Holdings, Inc."

         -CAPITAL STOCK AND DERIVATIVE SECURITIES. The number of outstanding shares of common stock will not be affected by the merger. Each share of common stock owned by you immediately prior to the merger would be converted automatically at the effective time of the merger into one share of common stock of HBOA Holdings. Furthermore, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Mizar's common stock will be converted into a stock option, stock warrant, convertible debt, instrument or other right to subscribe for or purchase shares of common stock of HBOA Holdings. The rights, designations, preferences and limitations of the shares of common stock of HBOA Holdings that would be issued to our shareholders in the merger would be identical to those of our common stock immediately prior to the merger. The shares of common stock of HBOA Holdings that will be issued to our shareholders will not be registered under the Securities Act in reliance upon Rule 145(a)(2) promulgated under the Securities Act. Shareholders will need to check with their personal attorneys to see if there are any restrictions on their resale of shares of common stock of HBOA Holdings.

         -LISTING ON THE OTC BULLETIN BOARD AND TRADING. Our shares are listed on the OTC Bulletin Board and trade under the symbol "MIZR." The name change should not affect the trading of our stock on the OTC Bulletin Board. However, after the name change is effectuated, we intend to change our trading symbol so that it is more reflective of our new name.

THE MERGER AGREEMENT

         The merger agreement provides, among other things, that at the effective time of the merger:

         -we will merge with and into HBOA Holdings with HBOA Holdings continuing as the surviving corporation;

         -HBOA Holdings will assume all of our assets and liabilities, including contractual obligations and obligations under our outstanding indebtedness;

         -our existing directors and officers will become the directors and officers of HBOA Holdings for identical terms of office;

         -the surviving corporation will assume the name HBOA Holdings, Inc.

         -each of our issued and outstanding shares of common stock will automatically be converted into one-fully-paid and nonassessable share of common stock, $.01 par value, of HBOA Holdings; and

         -each or our currently outstanding stock options and warrants will automatically be converted into an option or warrant of HBOA Holdings to purchase the same number of shares of common stock of HBOA Holdings at the same exercise price per share and upon the same terms and subject to the same conditions as set forth in the option or warrant agreement.

PROCEDURE TO EXCHANGE CERTIFICATES

         As soon as is practicable after the effective time of the merger, Mizar's transfer agent, Corporate Stock Transfer of Denver, Colorado (the "Transfer Agent") will mail a form of transmittal letter to holders of Mizar's common stock. The form of transmittal letter will contain instruction with respect to the surrender of certificates representing Mizar's common stock. MIZAR'S STOCK CERTIFICATES SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY AND SHOULD NOT BE FORWARDED TO THE TRANSFER AGENT UNLESS AND UNTIL THE MIZAR SHAREHOLDERS RECEIVES A LETTER OF TRANSMITTAL FOLLOWING THE EFFECTIVE TIME.

SHAREHOLDER APPRAISAL RIGHTS

         The Colorado Act allows for shareholders the right, under certain conditions, to dissent from certain corporate actions and redeem their stock in Mizar for cash. We believe that in this merger shareholders do have the right to dissent from our reincorporation under Colorado law. To exercise your dissenting rights, shareholders must notify us in writing before the meeting. The notice must demand payment if the proposed merger is approved. Shareholders should not vote the shares in favor of the proposed transaction if they choose to elect appraisal rights. We will notify dissenting shareholders in writing within 10 days where you can return your certificates and receive payment for the shares.

TAX CONSEQUENCES OF THE MERGER

         The merger and resulting reincorporation of the Company from Colorado to Florida will constitute a tax-free reorganization within the meaning of
Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of Mizar's common stock into shares of HBOA Holding's common stock. Each shareholder whose shares are converted from Mizar's common stock into HBOA Holding's common stock will have the same basis in his or her HBOA Holding's common stock as he or she had in his or her Mizar common stock prior to the effective date of the merger and his or her holding period of HBOA Holding's common stock will include the period during which he or she held the corresponding shares of Mizar's common stock, provided such corresponding shares of Mizar's common stock were held as a capital asset on the effective date of the merger.

         No gain or loss will be recognized by Mizar or by HBOA Holdings as a result of the merger and reincorporation, and HBOA Holdings generally will succeed, without adjustment, to the tax attributes of Mizar.

         NO INFORMATION IS PROVIDED IN THIS PROXY STATEMENT REGARDING THE TAX CONSEQUENCES, IF ANY, UNDER APPLICABLE STATE, LOCAL OR FOREIGN LAWS, AND EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER PERSONAL ATTORNEY OR TAX ADVISOR AS TO THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION IN VIEW OF THE SHAREHOLDER'S INDIVIDUAL CIRCUMSTANCES.

ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, we expect that the merger and resulting reincorporation will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values. The merger and resulting reincorporation will be disclosed in a footnote to financial statements in interim and year-end filings.

EFFECTIVE DATE

         The merger and resulting reincorporation and name change will become effective as soon as practicable after shareholder approval is obtained and all other conditions to the merger are satisfied. The merger may be abandoned at any time prior to its effectiveness if our Board of Directors determines, in its discretion that consummation of the merger is no longer advisable.

COMPARISON OF COLORADO LAW AND FLORIDA LAW

         We are incorporated in Colorado and HBOA Holdings is incorporated in Florida. Our shareholders, whose rights are currently governed by Colorado law and our articles of incorporation and bylaws, will, upon consummation of the merger, become shareholders of HBOA Holdings and their rights will be governed by the Florida Act and the articles and bylaws of HBOA Holdings.

         Although it is not practical to compare all the differences between:

         (a) The Colorado Act and our articles of incorporation and bylaws and

         (b) The Florida Act and the articles of incorporation and bylaws of HBOA Holdings;

the following is a summary of certain of those differences which may significantly affect your rights. The articles of incorporation and bylaws of HBOA Holdings are substantially identical to our current articles of incorporation and bylaws, except as described below and except for statutory references necessary to conform to the Florida Act and other differences attributable to the differences between the Florida Act and the

Colorado Act. The form of articles of incorporation and bylaws of HBOA Holdings are attached hereto as Exhibit B. By voting to approve the merger agreement and resulting reincorporation and name change, shareholders will be approving the articles of incorporation and bylaws of HBOA Holdings. This summary is not intended to be relied upon as an exhaustive list of all such differences or a complete description of the provisions discussed, and is qualified in its entirety by reference to Colorado Act, the Florida Act and the form of the articles of incorporation and bylaws of HBOA Holdings.

ACTION BY WRITTEN CONSENT

Florida

Under the Florida Act, unless otherwise provided in a corporation's articles of incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

Colorado

The Colorado Act requires each and every shareholder entitled to vote on the matter to consent to the action in writing. Therefore, for the shareholders to approve an action in writing, the vote would have to be unanimous.

AFFILIATED TRANSACTIONS AND CONTROL SHARE ACT

Florida

Florida has enacted legislation that may deter or frustrate takeovers of Florida corporations. The Florida Affiliated Transaction act generally requires supermajority approval by disinterested shareholders of certain specified transactions between a public corporation and holders of more than 10% of outstanding voting shares of a corporation (or their affiliates). The Florida Control Share Act generally provides that shares acquired in excess of certain specified thresholds will not possess any voting rights unless such voting rights are approved by a majority of a corporation's disinterested shareholders.

         In its Articles of Incorporation, HBOA. Holdings has elected not to be governed by the Affiliated Transaction Act or the Control Share Act.

Colorado

Colorado law has no apparent counterpart to the Florida Act in this regard.

OTHER CONSTITUENCIES

Florida

The Florida Act provides that directors of a Florida corporation, in discharging their fiduciary duties to the corporation, may consider the social, economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on shareholders.

Colorado

Colorado law has no apparent counterpart to the Florida Act in this regard.

REMOVAL OF DIRECTORS

Florida

The Florida Act provides that the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide otherwise. Such removal may be effected at a meeting of shareholders if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.

Colorado

The Colorado Act is similar to the Florida Act.

DISSENTERS' RIGHTS

Florida

Under the Florida Act, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of:

         o        a merger or consolidation;

         o a sale or exchange of all of substantially all the assets of a corporation;

         o amendments to the articles of incorporation that adversely affect the rights or preferences of shareholders;

         o consummation of a plan of share exchange if the shareholder is entitled to vote on the plan; and o the approval of a control share acquisition pursuant to Florida law.

Such rights are not provided when:

       o such shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation; or

       o shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 shareholders.

Colorado

The Colorado Act is similar to the Florida Act.

AMENDMENT TO ARTICLES

Florida

Under the Florida Act, unless a Florida corporation's articles of incorporation or the board of directors requires a greater vote, an amendment to a Florida corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment.

Colorado

The Colorado Act is substantially similar to the Florida Act with respect to shareholder votes for amendments, except the Colorado Act allows the bylaws to change the requisite vote for approval of an amendment, and holders of shares of a class are entitled to vote as a separate voting group if the amendment would:

       o      Change the aggregate number of authorized shares of a class;

       o Effect an exchange or reclassification of all or part of the shares of the class into shares of another class;

       o effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class;

       o change the designation, preferences, limitations, or relative rights of all or part of the shares of the class;

       o change the shares of all or part of the class into a different number of shares of the same class;

       o Create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class;

       o Increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class;

       o Limit or deny an existing preemptive right of all or part of the shares of the class; or

       o Cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class.

AMENDMENT TO BYLAWS

Florida

The Florida Act provides that the shareholders, as well as the directors, may amend the bylaws, unless such power is reserved to the shareholders by the articles of incorporation or by specific action of the shareholders.

Colorado

The Colorado Act is similar to the Florida Act.

LIABILITY OF DIRECTORS

Florida

Under the Florida Act, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director and such breach or failure constitutes:

       o a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

       o a transaction from which the director derived an improper personal benefit;

       o      a circumstance resulting in an unlawful distribution;

       o in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or

       o in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Colorado

A director under the Colorado Act would not have personal liability for actions taken as a director unless:

       o      The director breached their duties to the corporation;

       o Actions not in good faith or involve intentional misconduct or a knowing violation of law;

       o a circumstance resulting in an unlawful distribution; or o the Director received an improper personal benefit.

INDEMNIFICATION

Florida

The Florida Act provides that a corporation may indemnify directors and officers, as well as other employees and agents, along with a director, officer, employee or agent against of another corporation, partnership, joint venture, trust, or other enterprise, against expenses incurred in legal proceedings connected with their service to the corporation, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, had no reasonable cause to believe his or her conduct was unlawful.

Colorado

The Colorado Act is substantially similar to the Florida Act.

DERIVATIVE ACTIONS

Florida

The Florida Act provides that:

       o a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

       o a complaint in a derivative proceeding must allege with particularity the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort;

       o a derivative proceeding may be settled or discontinued only with a court approval;

       o the court may dismiss a derivative proceeding if it finds that a committee of independent directors have acted independently and in good faith after a reasonable investigation and have demonstrated a reasonable basis for its determination that the action should be dismissed;

       o a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored; and

       o      if an action was brought without  reasonable  cause, the court may
              require  the  plaintiff  to  pay  the   corporation's   reasonable
              expenses.

Colorado

The Colorado Act contains no corresponding provision as to the Florida control share acquisition. The Colorado Rules of Civil Procedure provide that in a derivative action brought by one or more shareholders or members to enforce the right of a corporation when the corporation failed to enforce a right which may probably be asserted by it. A filed complaint shall be verified and allege with particularity the efforts, if any, made by the plaintiff shareholder to obtain the action he desires from the directors and if necessary from the shareholders and the reasons for his failure to obtain the action or not making the effort. The derivative action may not be maintained if it appears that the shareholder does not fairly and adequately represent the interest of the shareholders similarly situated in enforcing the right of the corporation. The action shall not be dismissed or compromised without the approval of the court.

DISTRIBUTIONS, REDEMPTIONS, LIQUIDATION AND DISSOLUTION

Florida

A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Colorado

The Colorado Act provides for a substantially similar provision for distribution, redemptions, liquidation and dissolution of the company.

SHAREHOLDER INSPECTION RIGHTS

Florida

Under the Florida Act, a shareholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation, and the shareholder's demand is made in good faith and for a proper purpose,

       o the demand describes with particularity its purpose and the records to be inspected or copied, and

       o the requested records are directly connected with such purpose. The Florida Act also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Colorado

The Colorado Act provides for similar inspection rights as the Florida Act, but with the following modifications:

The shareholder may also inspect excerpts from minutes of any meeting of the board of directors "from records of any action taken by the board of directors without a meeting, minutes of any meeting of a shareholders, or records of any actions taken by the shareholders without a meeting; excerpts of records of any action of a committee of the board of directors while acting in the place of the board of directors on behalf of the corporation; and waiver of notices of any meeting of the shareholders or the board of directors or any committee of the board of directors; accounting records of the corporation and the record list of the shareholders";

A shareholder must be a shareholder for at least three months immediately preceding the demand to inspect the records of the corporation.

TREASURY STOCK

Florida

A Florida corporation may reacquire its own issued and outstanding capital stock. Under the Florida Act, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

Colorado

The Colorado Act is substantially similar to the Florida Act in this regard.

Vote Required and Recommendation

         The affirmative vote (either in person or by proxy) at the meeting of the holders of a majority of our common stock is required to approve the merger agreement and resulting reincorporation in Florida and name change to HBOA Holdings, Inc.

          Gary Verdier, the majority shareholder of Mizar who owns approximately 60.5% of Mizar's issued and outstanding common stock, has stated that he will vote in favor of the reincorporation and name change proposal. Accordingly, approval of the reincorporation and name change proposal is assured.

         The Board recommends shareholders to vote "for" the resolution set forth above.

PROPOSAL 2.       APPROVAL OF OUR EQUITY COMPENSATION PLAN

         On October 10, 2000, our Board of Directors adopted the Mizar Energy Company d/b/a HBOA Holdings, Inc. - Year 2000 Equity Compensation Plan under which a total of 2,700,000 shares of common stock are made available for the granting of awards, a portion or all of which may qualify as (1) incentive stock options, (2) non-incentive stock options and (3) restricted stock grants. The Board believes that the shares of common stock made available under the Equity Compensation Plan will aid Mizar in retaining the services of key employees and consultants and attracting the best available personnel. Accordingly, the Board has approved and adopted the Equity Compensation Plan, subject to approval by the shareholders.

         One of the reasons for submitting the Plan for shareholder approval is so that the incentive stock options granted under the Plan will qualify as "incentive stock options" granted under Section 422 of the Internal Revenue Code ("IRC"). Section 422 of the IRC requires that all incentive stock option plans be approved by the shareholders of a company, within twelve months after the Board of Directors adopts the stock option plan. The Plan is set forth in full as Exhibit C to this Proxy Statement and reference is made thereto for a complete statement of its terms and provisions. The principal features of the Plan are discussed below.

Number of Shares

         A total of up to 2,700,000 shares of common stock are available for the granting of options and restricted stock grants under the Equity Compensation Plan. As of October 10, 2000, 1,250,000 options have been granted under the Plan. If any option or restricted stock grant expires or terminates before it has been exercised in full, the shares of common stock allocable to the unexercised portion of such option or restricted stock grant may again be subject to an option or restricted stock grant under the Equity Compensation Plan. The number of shares available and subject to options, option prices and, to the extent applicable, the number of shares subject to any restricted stock grant will be adjusted upward or downward, as the case may be, in the event of any subdivision or consolidation of shares or other capital readjustment, stock dividend, merger, consolidation or similar transaction affecting the shares.

Administration

         The Plan shall be administered by the Board of Directors of Mizar or a committee designated by the Board consisting of not less than two directors, which directors shall qualify as "non-employee directors" under Rule 16b-3 of the Exchange Act . The Committee shall have the sole authority to determine which eligible employees of Mizar receive options and restricted stock grants under the Plan, the times when options and restricted stock grants are granted, the number of shares covered by the option and restricted stock grant, the provisions of any agreement and when options may be exercised or when restricted stock grants become vested. In addition, the Committee have the power and authority to construe and interpret the Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

Stock Options

         Stock options may be granted by the Committee at prices determined in the discretion of the Committee, provided that the option price must be at least equal to the fair market value of the common stock on the date of the grant. The option price is payable in cash, common stock or such other form of payment as may be determined by the Committee. The exercise price of an incentive stock option must be at least equal to the fair market value of the Mizar's common stock on the date of grant (or 110% of such value in the case of options granted to an individual who is a 10% shareholder of Mizar).

         All grants of options under the Plan must be evidenced by an option agreement between Mizar and the grantee. Such agreement shall contain such terms and conditions as the Committee shall prescribe, consistent with the Plan, including, without limitation, the exercise price, option term and any restrictions on the exercisability of the options granted. In each grant agreement, Mizar will specify the conditions under which each optionee can exercise options after his/her employment is terminated with Mizar. Although individual grant agreements may vary, Mizar anticipates that its options will be subject to the following terms. An optionee may exercise an option only while an employee of Mizar or one of its subsidiaries. If an optionee becomes disabled or dies while in the employ of Mizar or a subsidiary, the option may be exercised within one year of the optionee's death or termination due to disability. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an incentive stock option be exercisable after the expiration of 10 years from the date of grant (5 years in the case of incentive options granted to a 10% shareholder of Mizar).

Restricted Stock Grants

         The Committee may grant to an eligible individual shares of Mizar's common stock subject to specified restrictions on transferability and vesting as provided in (1) a written grant agreement or (2) resolutions in which the restricted stock grant is adopted and approved by the Committee. Restricted stock grants may be made in lieu or cash compensation  or  as  additional  compensation.  The  Committee  may  also  make
restricted  stock  grants  contingent  on   pre-established   performance  goals
determined by the Committee.

Transferability of Options and Restricted Stock Grants

         Except for certain transfers that may be permitted by the Committee, no option or restricted stock grant may be transferred by an eligible individual other than by will or the laws of descent or distribution.

Duration

         The Plan will terminate on October 10, 2010. The Board of Directors may at any time amend, suspend or discontinue the Plan, except that no amendment may be made without the approval of the shareholders which would (1) increase the number of shares subject to the Plan, (2) materially change the designation of the class of employees eligible to receive options, (3) remove the administration of the Plan from the Committee or (4) materially increase the benefits accruing to participants under the Plan.

Federal Income Tax Effects

         The following statements concerning tax liability under the Plan are intended to summarize briefly the current federal income tax consequences arising therefrom and are in no way meant to provide or supplement tax advice to employees or consultants.

         Incentive Stock Options. The grant of incentive stock options to an employee does not result in any income tax consequences. The exercise of an incentive stock option does not result in any income tax consequences to the employee if the incentive stock option is exercised by the employee during his employment with Mizar or a subsidiary, or within a specified period after termination of employment. However, the excess of the fair market value of the shares of stock as of the date of exercise over the option price is a tax preference item for purposes of determining an employee's alternative minimum tax. An employee who sells shares acquired pursuant to the exercise of an incentive stock option after the expiration of (1) two years from the date of grant of the incentive stock option and (2) one year after the transfer of the shares to him (the "Waiting Period") will generally recognize long-term capital gain or loss on the sale.

         An employee who disposes of his incentive stock option shares prior to expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any of (a) the lesser of (i) the fair marker value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares. If the shares are sold for less than the option price, the employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

         If an employee disposes of his incentive stock option shares in an Early Disposition, we will be entitled to deduct the amount of ordinary income recognized by the employee.

         Non-Incentive Options. The grant of non-incentive stock options will not result in the recognition of any taxable income by the employee. An employee will recognize ordinary income on the date of exercise of the non-incentive stock option equal to the difference between (1) the fair market value on the date of the shares acquired, and (2) the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the non-incentive stock option is subject to federal and state income and employment tax withholding.

         Generally, we will be entitled to a deduction in the amount reportable as income by the employee on the exercise of a non-incentive stock option.

         Restricted Stock Grants. Restricted stock granted under our Plan generally will not be taxed to the recipient, nor deductible by Mizar, at the time of grant. Restricted stock grants involve the issuance of stock to an employee subject to specified restrictions as to sale or transferability of the stock and/or subject to a substantial risk of forfeiture. On the date the restrictions lapse, and the stock becomes transferable or not subject to a substantial risk of forfeiture, whichever is applicable, the recipient recognizes ordinary income equal to the excess of the fair market value of the stock on that date over the purchase price paid for the stock, if any. The employee's tax basis for the stock includes the amount paid for the stock if any, and the income recognized.

         Generally, we will be entitled to a corresponding tax deduction in an amount equal to the income recognized by the employee.

Compensation Deduction Limitation.

         In the 1993 Omnibus Budget Reconciliation Act ("OBRA") , Congress generally limited to $1 million per year the tax deduction available to public companies for certain compensation paid to designated executives. These executives include the Chief Executive Officer and the next four highest compensated officers of Mizar. OBRA provides an exception from this deduction limitation, for certain "performance-based" compensation, if specified requirements are satisfied. The Plan is designed to satisfy these statutory requirements for stock options and performance-based restricted stock grants. Thus, we anticipate being entitled to deduct an amount equal to the ordinary income reportable by an optionee on the exercise of a non-incentive stock option, the Early Disposition of shares of stock acquired by exercise of an incentive stock options, and the issuance of performance-based stock awards.

         We do not anticipate that the deduction limitation imposed by OBRA will have a material impact on the deduction available for restricted stock grants under our Equity compensation Plan.

Options Outstanding under the Plan

         As of October 10, 2000,we had granted options to purchase 950,000 shares of our common stock to our Chief Executive Officer. The exercise price of these options is $1.50 per share and were granted to Mr. Saludes as part of his employment agreement.

         The table below indicates, as of October 10, 2000, the aggregate number of options outstanding under the Plan to each or our named executive officers and directors and the groups indicated.

                                                              Number of Options
         Option Grantee                                          Outstanding
         --------------                                          -----------
         Edward Saludes
         Chief Executive Officer and President                        950,000
         Gary Verdier
         Chairman.
         William C. Shop
         Vice President of Operations                                 100,000
         Harvey Judkowitz
         Chief Financial Officer                                       40,000
         All current executive officers as a group                          0
         (4 persons)                                                1,090,000
         All current directors who are not executive officer
         as a group                                                         0
         All employees, other than executive officers
         (6 persons).                                                 160,000

The Board believes that options granted under the Plan have been and will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of Mizar. Because persons to whom grants of options are to be made are to be determined from time to time by the Board in its discretion, it is impossible at this time to indicate the precise number of shares for which options will be granted except to the extent already granted.

Vote Required and Recommendation

         To approve our Equity Compensation Plan, a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting must be voted in favor of the Equity Compensation Plan. Abstentions from voting will have the same effect as voting against the proposal to approve our Equity Compensation Plan. Broker nonvotes will have no impact on the proposal to approve our Equity Compensation Plan since they are not considered shares entitled to vote

The Board of Directors recommends a vote "FOR" approval of our Equity Compensation Plan

PROPOSAL 3.       ELECTION OF DIRECTORS

         The six persons set below, each of whom is currently a director, are proposed to be re-elected as directors at the annual meeting. If elected each of these directors will hold office until the next annual meeting of shareholders in the year 2001 or until his or her successor is duly elected and qualified.

         Edward Saludes
         Gary Verdier
         Harvey Judkowitz
         Carl Wolf and Marion Wolf
         Robert Fivian

         All of the nominees are currently serving as directors. Carl Wolf and Marion Wolf are currently sharing one board seat. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 5-7 of this proxy.

Vote Required and Recommendation

         The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

         The Board recommends shareholders to vote "for" each of the nominees for director set forth above.

                              SELECTION OF AUDITORS

         We retained Sewell and Company, P.A. as our independent accountants on March 14, 2000. Prior to this time, we had retained Spicer, Jeffries & Co., an accounting firm based in Denver, Colorado. We did not have any changes in or disagreements with Spicer, Jeffries. However, on March 14, 2000, we decided that it was in our best interest to retain an accounting firm that was based in South Florida and dismissed Spicer, Jeffries. Our decision to change accountants was based solely on the decision to have a local accounting firm and was not at all related to the quality of work by Spicer, Jeffries or any disagreements with such firm. Effective as of March 14, 2000, we engaged Sewell and Company, P.A as our new independent accountants. Sewell has offices in Hollywood, Florida and Pembroke Pines, Florida. We reported our change in independent accountants in a Form 8-K filed with the SEC on March 16, 2000.

         The firm of Sewell and Company will be our independent accountants for our current fiscal year, unless the Board of Directors deems it advisable to make a substitution. One or more representatives of Sewell and Company is expected to attend the meeting and will be available to respond to any appropriate questions. These representatives will be given an opportunity to make statements at the meeting if they so desire.

                          ANNUAL REPORT ON FORM 10-KSB

         We are mailing copies of our annual report on Form 10-KSB for the twelve months ended December 31, 1999 with this proxy statement to our shareholders of record as of October 24, 2000.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Shareholders interested in presenting a proposal for consideration at the 2001 annual meeting of shareholders must submit such proposal to us on or before August 10, 2000. If a proposal is not submitted and received by that date, the persons named in our proxy for the 2001 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy for the 2001 annual meeting.

                                  OTHER MATTERS

         As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgement of the proxy holders.

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER
                                       of
                  MIZAR ENERGY COMPANY, a Colorado corporation
                                  with and into
                   HBOA HOLDINGS, INC., a Florida corporation
                   ------------------------------------------

         This is a Plan and Agreement of Merger ("Agreement") between MIZAR ENERGY COMPANY, a Colorado corporation (the "Disappearing Corp." or "Mizar"), and HBOA Holdings, Inc., a Florida corporation (the "Surviving Corp." or "HBOA"), (collectively the "Constituent Corporations"). A Plan of Merger ("Plan") in accordance with (1) the provisions of Section 7-111 of the Colorado Business Corporation Act (the "Colorado Business Corporation Act"), and (2)
Section 607.1101 of the Florida Business Corporation Act and (3) Section 368(a)(1)(A) of the Internal Revenue Code, as amended, by reason of Section 368(a)(2)(E) is adopted as follows:

         1. Merger. Mizar shall be merged with and into HBOA, to exist and be governed by the laws of the State of Florida. The name of the Surviving Corporation shall be HBOA Holdings, Inc., a Florida corporation.

         2. Articles of Incorporation, Bylaws, Officers and Directors. The Articles of Incorporation and Bylaws of Surviving Corp., as in effect immediately before the Effective Date of the Merger (the "Effective Date") shall, without any changes, be the Articles of Incorporation of the Surviving Corp. from and after the Effective Date until further amended as permitted by law. The persons serving as officers and directors of the Surviving Corp., before the Effective Date of the Merger, shall continue to serve as the officers and directors of the Surviving Corp. after the Effective Date of the Merger.

         3.       Conversion of Outstanding Stock and Derivative Securities.
                  ---------------------------------------------------------

         A. At the Effective Date, each issued and outstanding share of Mizar common stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable shares of HBOA common stock, and each certificate representing shares of Mizar common stock shall for all purposes deemed to evidence the ownership of the same number of shares of HBOA common stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Mizar's common stock may, at such shareholder's option, surrender the same to HBOA's registrat and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of HBOA common stock as are represented by the Mizar certificate(s) surrendered to HBOA's registrar and transfer agent.

         B. At the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Mizar's common stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of HBOA common stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Mizar common stock shall be deemed for all purposes to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of HBOA common stock.

         4. Satisfaction of Rights of Disappearing Corp. Shareholders. All shares of Surviving Corp.'s stock into which shares of Disappearing Corp.'s stock shall have been converted and become exchangeable for under this Plan shall be deemed to have been paid in full satisfaction of such converted shares.

         5. Fractional Shares. Fractional shares of HBOA's stock will not be issued. Any fractional share interest will result in the adjustment of the number of shares upward or downward to the nearest whole share.

         6. Effect of Merger. On the Effective Date, the separate corporate existence of Disappearing Corp. shall cease, and Surviving Corp. shall be fully vested in and shall succeed, without other transfer, to all the rights, privileges, immunities, powers, franchises and property of Disappearing Corp. and shall be subject to all the debts restrictions, liabilities, disabilities, and duties of the Disappearing Corp. in the same manner as if the Surviving Corp. had itself incurred them. The Surviving Corp. will carry on business with the assets of Disappearing Corp., as well as with the assets of Surviving Corp. All rights of creditors and all liens on the property of each constituent corporation shall be preserved unimpaired, limited in lien to the property affected by the liens immediately prior to the merger.

         7. Supplemental Action. If at any time after the Effective Date Surviving Corp. shall determine that any further conveyances, agreements, documents, instruments, and assurances or any further action is necessary or desirable to carry out the provisions of this Plan, the appropriate officers of Surviving Corp. or Disappearing Corp., as the case may be, whether past or remaining in office, shall execute and deliver, on the request of Surviving Corp., any and all proper conveyances, agreements, documents, instruments, and assurances and perform all necessary or proper acts, to vest, perfect, confirm, or record such title thereto in Surviving Corp., or to otherwise carry out the provisions of this Plan.

         8. Filing with the Secretary of State of Colorado and Florida Secretary of State and Effective Date. At the Closing, the Disappearing Corp. and Surviving Corp. shall cause their respective Chief Executive Officers to execute and file (1) these Articles of Merger with the Colorado Secretary of State and
(2) Articles of Merger with the Florida Secretary of State (the "Florida Articles of Merger"), in the form attached to this Agreement and upon such execution this Plan shall be deemed incorporated by reference into the Colorado and Florida Articles of Merger as if fully set forth in such Articles and shall become an exhibit to such Articles. The Disappearing Corp. shall file this Plan in its Articles of Merger with the Colorado Secretary of State. After the Colorado Secretary of State issues a certificate of Merger, the Surviving Corporation shall file the Florida Articles of Merger with the Florida Secretary of State. In accordance with s. 607.1105 of the Act, the Florida Articles of Merger shall specify the "Effective Date," which shall be the filing date of the Florida Articles of Merger with the Secretary of State of Florida.

         9. Amendment and Waiver. Any of the terms or conditions of this Plan may be waived at any time by the one of the Constituent Corporations which is, or the shareholders of which are, entitled to the benefit thereof by action taken by the Board of Directors of such party, or may be amended or modified in whole or in part at any time before the vote of the shareholders of the Constituent Corporations by an agreement in writing executed in the same manner (but not necessarily by the same persons), or at any time thereafter as long as such change is in accordance with Section 607.1103 of the Florida Act and the Colorado Business Corporation Act.

         10. Termination. At any time before the Effective Date (whether before or after filing of Articles of Merger), this Plan may be terminated and the Merger abandoned by mutual consent of the Boards of Directors of both Constituent Corporations, notwithstanding favorable action by the shareholders of the respective Constituent Corporations.

         11. Registered Office. The registered office of HBOA in the State of Florida is located at 100 N.E. Third Avenue, Suite 1100, ft. Lauderdale, FL 33301, and English, McCaughan & O'Bryan, P.A. is the registered agent of HBOA at such address.


         12. Counterparts. This Plan of Merger may be executed in any number of counterparts, each of which shall constitute an original instrument.

         IN WITNESS WHEREOF, the parties have set their hands this __day of October 2000.

ATTEST:                             HBOA HOLDINGS, INC., a Florida corporation


By:____________________________     By:______________________________________
                                        Edward A. Saludes
                                        Chief Executive Officer

(Corporate Seal)


ATTEST:                             MIZAR ENERGY COMPANY, a Colorado corporation


By:____________________________     By:______________________________________
                                        Edward A. Saludes
                                        Chief Executive Officer

(Corporate Seal)

                                   EXHIBIT B
                                   ---------

                            ARTICLES OF INCORPORATION
                                       OF
                              HBOA HOLDINGS, INC.,
                              A FLORIDA CORPORATION

         The undersigned, acting as Incorporator of HBOA HOLDINGS, INC., a Florida corporation (the "Corporation") under the Florida Business Corporation Act, Chapter 607 of the Florida Statutes, hereby adopts the following Articles of Incorporation for such Corporation:

                                    ARTICLE I
                                    ---------

                                      NAME
                                      ----

         The name of the Corporation is HBOA HOLDINGS, INC. and the street address of the initial principal office of the Corporation is 2400 East Commercial Blvd., Suite 221, Fort Lauderdale, FL 33316.

                                   ARTICLE II
                                   ----------

                                     PURPOSE
                                     -------

         The Corporation is organized for the purpose of transacting any and all lawful business for which corporations may be incorporated under the laws of the State of Florida.

                                   ARTICLE III
                                   -----------

                                  CAPITAL STOCK
                                  -------------

         The Corporation is authorized to issue Twenty Million (20,000,000) shares of Common Stock, par value $.001 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $.001 per share.

         The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock of the Corporation are as follows:

         Provisions Relating to the Preferred Stock.
         -------------------------------------------

         1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issuance of such class or series adopted by the Board of Directors as hereinafter prescribed.

         2. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                  a. whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

                  b. the number of shares to constitute the class or series and the designations thereof;

                  c. the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

                  d. whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                  e. whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds shall be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                  f. The dividend rate, if any, whether any, whether any such dividends are payable in cash, stock of the corporation or other property, the conditions upon which and the times when any such dividends are payable, the preference to or the relation to the payment of the dividends, payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                  g. the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

                  h. whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation and the conversion price, ratio or rate at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                  i. such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable and in the best interests of the Company.

         The shares of each class or series of Preferred Stock may vary from the shares or any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

         Provisions to the Common Stock.

         1. Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of Preferred Stock, as herein above provided, all rights to vote and all voting power shall be vested exclusively in the holders of Common Stock.

         2. Subject to the rights of the holders of the Preferred Stock, the holders of Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

         3. Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests to the exclusion of the holders of the Preferred Stock.

         General Provisions.

         1. Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of Preferred Stock, as hereinabove provided, cumulative voting by any shareholder is hereby expressly denied.

         2. No shareholder of this corporation shall have, by reason of its holding shares of any class or series of stock of the corporation, any preemptive rights to purchase or subscribe for any other shares of any class or series of this corporation now or hereafter authorized, and any other equity securities, or any notes, debentures, warrants, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such shareholder.

                                   ARTICLE IV
                                   ----------

                         ELECTION NOT TO BE GOVERNED BY
                         ------------------------------
                       THE AFFILIATED TRANSACTION STATUTE
                       ----------------------------------

         Pursuant to Section 607.0901(5) of the Florida Business Corporation Act, the Corporation expressly elects not to be governed by the provisions of
Section 607.0901(5) of the Florida Business Corporation, Act, the Corporation expressly elects not to be governed by the provisions of Section 607.0901 of the Florida Business Corporation Act with respect to any affiliated transaction (as defined therein).

                                    ARTICLE V
                                    ---------

                         ELECTION NOT TO BE GOVERNED BY
                         ------------------------------
                              THE CONTROL SHARE ACT
                              ---------------------

         Pursuant to Section 607.0902(5) of the Florida Business Corporation Act, the Corporation expressly elects not to be governed by the provisions of
Section 607.0902 of the Florida Business Corporation Act with respect to any control-share acquisition (as defined therein).

                                   ARTICLE VI
                                   ----------

                       INITIAL REGISTERED OFFICE AND AGENT
                       -----------------------------------

         The street address of the initial registered office of the Corporation is 100 Northeast Third Avenue, Suite 1100, Fort Lauderdale, Florida 33301, and the name of the initial Registered Agent of the Corporation at that address is EMO Corporate Services, Inc.

                                   ARTICLE VII
                                   -----------

                                  INCORPORATOR
                                  ------------

         The name and address of the Incorporator of the Corporation is:

         Name                                         Address

         Laura M. Holm, Esquire              English, McCaughan & O'Bryan, P.A.
                                             100 Northeast Third Avenue
                                             Suite 1100
                                             Fort Lauderdale, FL 33301

         IN WITNESS WHEREOF, the undersigned Incorporator has executed these Articles of Incorporation this 11 day of October, 2000.


                                         /s/ Laura Holm
                                         -------------------------------------
                                         LAURA M. HOLM, Incorporator

                  ACCEPTANCE OF DESIGNATION AS REGISTERED AGENT
                  ---------------------------------------------

         Having been named as Registered Agent to accept service of process for HBOA HOLDINGS, INC. at the place designated in the foregoing Articles of Incorporation, we hereby accept the appointment as Registered Agent and agree to act in this capacity. We further agree to comply with the provisions of the Florida Business Corporation Act relating to the proper and complete performance of our duties, and we are familiar with and accept the obligations of our position as Registered Agent.

                                   EMO CORPORATE SERVICES, INC.,
                                   Initial Registered Agent

Dated: October 11, 2000             By: /s/ Patricia L. Donahoe
                                        ----------------------------------------
                                        Patricia L. Donahoe, Assistant Secretary

                                  B Y - L A W S

                                       OF

                              HBOA HOLDINGS, INC.

                                    ARTICLE I

                                     Offices

         In addition to the office of the corporation registered with the Secretary of State of Florida, the corporation may also have offices at such places, both within and without the State of Florida, as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                  Shareholders

         Section 1. ANNUAL MEETING. A meeting of shareholders shall be held annually between the third and sixth month, inclusive, of each fiscal year of the corporation for the purpose of electing directors, and for transacting any other business coming before the meeting. If the election of directors is not held on the day so determined for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

         Section 2. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law or by the Articles of Incorporation, may be called by the Chairman of the Board, if any, the President or by the Board of Directors, and shall be called by the President or Secretary at the written request of a majority of the Board of Directors then in office or at the written request of the holders of not less than one-tenth (1/10th) of all the votes entitled to be cast on any issue proposed for consideration at the meeting. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purposes described in the special meeting notice required by
Section 4 of this Article.

         Section 3. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the shareholders. If no designation is made, the meeting place shall be the principal office of the corporation unless the notice of the meeting specifies otherwise.

         Section 4. NOTICE OF MEETING. Written or printed notice stating the date, time and place of the meeting and, in the case of a special meeting, a description of the purpose or purposes for which the meeting is called, shall be delivered to the shareholders entitled to vote thereat, not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the President or the Secretary, or, in the case of a special meeting, by the officers and or persons designated to call such special meeting in accordance with Section 2 of this Article II. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. If an annual or special meeting of shareholders is adjourned to a different date, time or place, notice of the new date, time or place need not be given if same is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date for the adjourned meeting is or must be fixed under Section 2 of Article X of these By- laws, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date who are entitled to notice of the meeting. Notwithstanding the foregoing, no notice of a shareholders' meeting need be given to a shareholder if: (a) An annual report and proxy statements for two consecutive annual meetings of shareholders or (b) All, and at least two checks in payment of dividends or interest on securities during a 12-month period, have been sent by first-class United Sates mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

         Section 5. WAIVER OF NOTICE OF SHAREHOLDERS' MEETING. (a) Whenever any notice is required to be given to any shareholder of the corporation under the provisions of law, the Articles of Incorporation or these By-laws, a written waiver thereof signed by the person or persons entitled to such notice and delivered to the corporation, before or after the date and time stated therein, shall be equivalent to the giving of such notice. Unless otherwise provided in the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

         (b) Attendance of a shareholder at a meeting waives objection to: (1) lack of notice or defective notice of the meeting, unless the shareholder objects at the beginning of the meeting to holding the meeting or transacting business at the meeting; or (2) the consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

         Section 6. SHAREHOLDERS' LIST. (a) After fixing a record date for a meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall prepare, at least ten (10) days before such meeting of shareholders, an alphabetical list of the names of the shareholders entitled to notice of such meeting, arranged by voting group, with the address of, and the number and class and series, if any, of shares held by each.

         (b) For a period of ten (10) days prior to the meeting, or such shorter time as exists between the record date and the meeting (and continuing through the meeting), the shareholders' list shall be available for inspection by any shareholder during regular business hours at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting is to be held, or at the office of the corporation's transfer agent or registrar. A shareholder or the shareholder's agent or attorney is entitled on written demand to inspect and copy the list during regular business hours at his expense, during the period it is available for inspection; provided, that (i) the shareholder's demand is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable particularity his purpose and the records he desires to inspect; and (iii) the records are directly connected with the shareholder's purpose. Such list shall also be available at the meeting and shall be subject to inspection by any shareholder, or the shareholder's agent or attorney, at any time during the meeting or any adjournment thereof. The shareholders' list shall be prima facie evidence of the identity of shareholders entitled to examine such list or to vote at a meeting of shareholders. A shareholder may not sell or otherwise distribute any information or records inspected under this Section, except as otherwise permitted by law.

         Section 7. SHAREHOLDER QUORUM AND VOTING. (a) Unless otherwise provided in the Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote at the meeting. When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

         (b) If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting (and entitled to vote on the subject matter) favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law or the Articles of Incorporation.

         (c) Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Each shareholder who is entitled to vote at an election of directors may vote (in person or by proxy) the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote. Shareholders shall not have a right to cumulate their votes for directors unless the Articles of Incorporation so provide.

         (d) After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

         Section 8. VOTING ENTITLEMENT OF SHARES. (a) Except as provided in
Section 8(b) of this Article or unless otherwise provided by law or the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Only shares are entitled to vote. If the Articles of Incorporation provide for more or less than one vote for any share on any matter, each reference in these By-laws to a majority or other proportion of shares shall refer to such a majority or other proportion of votes entitled to be cast.

         (b) Shares which have been reacquired or redeemed by the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Shares of this corporation's own stock are not entitled to vote if they are owned (directly or indirectly) by another corporation and this corporation owns (directly or indirectly) a majority of the shares entitled to vote for directors of that other corporation. This shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

         Section 9. PROXIES. A shareholder, those persons entitled to vote on behalf of a shareholder pursuant to law, or a shareholder's attorney-in-fact may vote a shareholder's shares in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of a proxy shall be effective when received by the Secretary or other officer of the corporation authorized to tabulate votes and shall be valid for up to eleven (11) months unless a longer period is expressly provided in the appointment form. A proxy holder may appoint, in writing, a substitute to act in his place, if the appointment form expressly so permits.

         Section 10. INSPECTORS OF ELECTIONS. Prior to each shareholders' meeting, the Board of Directors or the President shall appoint one or more Inspectors of Elections. Upon his appointment, each such Inspector shall take and sign an oath to faithfully execute the duties of Inspector at such meeting with strict impartiality and to the best of his ability. Such Inspectors shall determine the number of shares outstanding, the number of shares present at the meeting and whether a quorum is present at such meeting. The Inspectors shall receive votes and ballots and shall determine all challenges and questions as to the right to vote and shall thereafter count and tabulate all votes and ballots and determine the result. Such Inspectors shall do such further acts as are proper to conduct the elections of directors and the vote on other matters with fairness to all shareholders. The Inspectors shall make a certificate of the results of the elections of directors and the vote on other matters. No candidate for election as a director of the corporation shall be appointed as an Inspector.

         Section 11. ACTION BY SHAREHOLDERS WITHOUT A MEETING. (a) Unless otherwise provided in the Articles of Incorporation, any action required or permitted by law to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

         (b) In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation within sixty (60) days of the date of the written consent.

         (c) Any written consent may be revoked prior to the date the corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and received by the corporation.

         (d) Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action is a merger, consolidation, sale or exchange of assets, or other action for which dissenter's rights are provided by law, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with further provisions of law regarding the rights of dissenting shareholders.

         Section 12. VOTING TRUSTS. Any number of shareholders of this corporation may create a voting trust in the manner provided by law for the purpose of conferring upon the trustee or trustees the right to vote or otherwise represent their shares. When the counterpart of a voting trust agreement and a copy of the record of the holders of voting trust certificates are deposited with the corporation as provided by law, those documents shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and the counterpart and the copy of the record shall be subject to examination by any holder of record of voting trust certificates, either in person or by agent or attorney, at any reasonable time for any proper purpose.

         Section 13. SHAREHOLDERS' AGREEMENTS. Two or more shareholders of this corporation may enter into an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the corporation, in the manner and to the extent provided by law. The agreement shall not impair the right of this corporation to treat a shareholder of record as entitled to vote the shares as standing in his name.

                                   ARTICLE III

                               Board of Directors

         Section 1. GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors except as may be otherwise provided by law or in the Articles of Incorporation.

         Section 2. NUMBER, TENURE AND QUALIFICATIONS. The corporation shall have five (5) director(s) initially. The number of directors may be increased or decreased from time to time by (a) a majority vote of the entire board of directors, or (b) a vote of the holders of a majority of the outstanding shares of the corporation at any regular or special meeting of the shareholders; however, no decrease shall have the effect of shortening the term of an incumbent director (unless the shareholders remove the director pursuant to Section 15 hereof.

         At the 1998 Annual Meeting of Shareholders, the directors shall be classified into two classes, as nearly equal in number as possible, with the term of office for the first class to expire at the 1999 Annual Meeting of Shareholders and the term of office of the second class to expire at the 2000 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding Annual Meeting of Shareholders after their election.

         Section 3. ANNUAL MEETING. The Board of Directors shall hold its annual meeting at the same place as, and immediately following, each annual meeting of shareholders for the purpose of electing officers and the transaction of such other business as may come before the meeting. If a majority of the directors is present at such place and time, prior notice of the meeting need not be given to the directors. Alternatively, the place and time of such meeting may be fixed by written consent of the directors.

         Section 4. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

         Section 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the President or any two (2) directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings that are called by them.

         Section 6. NOTICE. Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally, by mail, telegraph, cablegraph or overnight courier, to the business address of the director. Notice shall be effective at the earlier of: (a) personal receipt by the director; (b) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid; (c) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date of delivery of notice by telegraph or cablegraph, if confirmation of delivery is provided by the telegraph or cablegraph company; or (e) the first business day following the date on which the notice is sent by Federal Express or similar overnight courier service.

         Section 7. WAIVER OF NOTICE OF DIRECTORS' MEETINGS. Whenever any notice of meeting is required to be given to any director under the provisions of law, the Articles of Incorporation or these By-laws, a written waiver thereof signed by the director either before or after the meeting shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         Section 8. QUORUM. A majority of the required number of directors, as specified in the Articles of Incorporation or specified in accordance with these By-laws, shall constitute a quorum for the transaction of business unless a greater number is required by the Articles of Incorporation for a quorum.

         Section 9. MANNER OF ACTING. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles of Incorporation.

         Section 10. VACANCIES. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by the shareholders, unless the Articles of Incorporation provide otherwise and subject to statutory restrictions regarding directors who were elected by a voting group. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

         Section 11. COMPENSATION. By resolution of the Board of Directors, any director may be paid expenses, if any, of attendance at any meeting of the Board of Directors, and may be paid a fixed sum for attendance at any meeting of the Board of Directors, or a stated salary as a director. No payment shall preclude a director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 12. DUTIES OF DIRECTORS. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he serves, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a similar position would use under similar circumstances.

         In performing his duties, a director may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by the following:

         (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

         (b) legal counsel, public accountants, or other persons as to matters that the director reasonably believes to be within that person's professional or expert competence; or

         (c) a committee of the board of directors upon which he does not serve and which he reasonably believes to merit confidence, as to matters within the authority designated by it by the articles of incorporation or the by-laws.

         In performing his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

         A director shall not be considered as acting in good faith if he has knowledge concerning the matter in question that would cause the reliance described above to be unwarranted. A person who performs his duties in compliance with this Section shall have no liability because of his being or having been a director of the corporation.

         Section 13. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:
(a) he objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or transacting specified business at the meeting; or
(b) he votes against such action or abstains from the action taken. To evidence his abstention or vote against any action, a director shall file his written dissent or abstention from such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent or abstention by registered or certified mail, return receipt requested, to the Secretary of the corporation immediately following the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

         Section 14. ACTION BY THE BOARD WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation, any action required by law or these By-laws to be taken at a meeting of the directors of the corporation, or any action which may be taken at a meeting of the directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action taken, signed by all of the directors or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote at a meeting, and shall be effective when the last director signs the consent, unless the consent specifies a different effective date.

         Section 15. TELEPHONE MEETINGS. Except as otherwise provided in the Articles of Incorporation, members of the Board of Directors may participate in a regular or special meeting of the Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can simultaneously hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

         Section 16. REMOVAL AND RESIGNATION OF DIRECTORS. (a) Unless the Articles of Incorporation otherwise provide, one or more directors may be removed in the manner provided in this Section at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is the removal of the director(s). Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to statutory restrictions relating to directors who were elected by voting groups or cumulative voting. The removal of a director shall not prejudice the contract rights, if any, of the person removed. Election or appointment of a director shall not of itself create contract rights.

         (b) A director may resign at any time by delivering written notice to the corporation's Board of Directors, its Chairman, if any, or to the corporation. A resignation is effective when the notice is delivered, unless the notice specifies a later effective date.

         Section 16. DIRECTOR CONFLICTS OF INTEREST. (a) No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of that relationship or interest or because the director or directors are present at the meeting of the board of directors or a committee that authorizes, approves, or ratifies the contract or transaction or because his or their votes are counted for that purpose, if:

                  (i) The existence of the relationship or interest is disclosed or known to the board of directors or committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose, without counting the votes and consents of the interested directors; or

                  (ii) The existence of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify the contract or transaction by vote or written consent; or

                  (iii) The contract or transaction is fair and reasonable to the corporation at the time it is authorized by the board, a committee, or the shareholders.

         (b) For purposes of subsection (i) only, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the board of directors, or on the committee, who have no relationship or interest in the transaction described in
Section 16(a) hereof, but a transaction may not be authorized, approved or ratified under this Section by a single director. If a majority of the directors who have no such relationship or interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by a director with such relationship or interest in the transaction does not affect the validity of any action taken under subsection (i) if the transaction is otherwise authorized, approved or ratified as provided in that subsection, but such presence or vote of those directors may be counted for purposes of determining whether the transaction is approved under other sections of these by-laws or as provided by law.

                                   ARTICLE IV

                                    Officers

         Section 1. NUMBER. The corporation's officers shall include a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers and such other officers, as the Board of Directors shall deem appropriate. Two or more offices may be held simultaneously by the same person.

         Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting and after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor is duly elected and qualified, or until his death, resignation or removal.

         Section 3. REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the corporation will be served thereby. Any such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 4. VACANCIES. Any vacancy, however occurring, in any office may be filled by the Board of Directors.

         Section 5. PRESIDENT. Unless otherwise provided by resolution of the Board of Directors, the President shall be the chief executive officer of the corporation, shall preside at all meetings of the shareholders and the board of directors (if he shall be a member of the board), shall have general and active management of the business and affairs of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute on behalf of the corporation, and may affix or cause the seal to be affixed to, all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

         Section 6. VICE PRESIDENTS. The Vice Presidents, if any, shall act under the direction of the President and in the absence or disability of the President shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order and seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

         Section 7. SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record the proceedings. The Secretary shall perform like duties for the standing committees when required; shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors; and shall perform such other duties as may be prescribed by the President or the Board of Directors. The Secretary shall keep in safe custody the seal of the corporation and, when authorized by the President or the Board of Directors, cause it to be affixed to any instrument requiring it. The Secretary shall be responsible for maintaining the stock transfer book and minute book of the corporation and shall be responsible for their updating.

         Section 8. ASSISTANT SECRETARIES. The Assistant Secretaries, if any, shall act under the direction of the President in the order of their seniority in office, unless otherwise determined by the President or the Board of Directors. They shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

         Section 9. TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, the Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit all monies and other valuable effects in the name, and to the credit of, the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. The Treasurer may affix or cause to be affixed the seal of the corporation to documents so requiring the seal.

         Section 10. ASSISTANT TREASURERS. The Assistant Treasurers, if any, in the order of their seniority of office, unless otherwise determined by the President or the Board of Directors shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

         Section 11. DELEGATION OF DUTIES. Whenever an officer is absent or whenever for any reason the Board of Directors may deem it desirable, the Board of Directors may delegate the powers and duties of an officer to any other officer or officers or to any director or directors.

         Section 12. ADDITIONAL POWERS. To the extent the powers and duties of the several officers are not provided from time to time by resolution or other directive of the Board of Directors or by the President (with respect to other officers), the officers shall have all powers and shall discharge the duties customarily and usually held and performed by like officers of the corporations similar in organization and business purposes to this corporation.

         Section 13. SALARIES. The salaries of the officers shall be as fixed from time to time by the Board of Directors.

                                    ARTICLE V

                   Executive and Other Committees of the Board

         Section 1. CREATION OF COMMITTEES. By resolution passed by a majority of the full Board, the Board of Directors may designate an Executive Committee and one or more other committees. Each committee of the Board shall consist of two (2) or more members who shall serve at the pleasure of the Board of Directors.

         Section 2. EXECUTIVE COMMITTEE. The Executive Committee, if there is one, shall consult with and advise the officers of the corporation in the management of its business. The Executive Committee shall have, and may exercise to the extent provided in the Board resolution creating such Executive Committee, only such powers of the Board of Directors as can be lawfully delegated by the Board.

         Section 3. OTHER COMMITTEES. Other committees shall have only such functions as can be lawfully delegated and may exercise the powers of the Board of Directors to the extent provided in the resolution or resolutions creating such committee or committees.

         Section 4. MEETINGS OF COMMITTEES. Regular meetings of the Executive Committee and any other committees may be held without notice at such time and place as shall from time to time be determined by each committee. Special meetings of the Executive Committee or other committees may be called by any member thereof upon two (2) days notice to each of the other members of the committee, or upon such shorter notice as may be agreed to in writing by each of the other members of the committee, given either personally or in the manner provided in Section 6 of Article III of these By-laws (pertaining to notice for directors' meetings). Members of the Executive Committee shall be deemed present at a meeting of such Committee if a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other, is used.

         Section 5. VACANCIES ON COMMITTEES. Vacancies on the Executive Committee or on other committees may be filled by the Board of Directors at any regular or special meeting.

         Section 6. QUORUM OF COMMITTEES. At all meetings of the Executive Committee or any other committee, a majority of the committee's members then in office shall constitute a quorum for the transaction of business.

         Section 7. MANNER OF ACTING OF COMMITTEES. The act of a majority of the members of the Executive Committee, or any other committee, who are present at a meeting at which a quorum is present shall be the act of such committee.

         Section 8. MINUTES OF COMMITTEES. The Executive Committee, if there is one, and all other committees shall keep regular minutes of their proceedings and shall report to the Board of Directors when required.

         Section 9. COMPENSATION. Members of the Executive Committee or another committee may be paid compensation in accordance with the provisions of Section 11 of Article III of these By-laws.

                                   ARTICLE VI

                           Indemnification of Officers
                         Directors, Employees and Agents

         Section 1. INDEMNIFICATION. Any person, or his heirs, or personal representative who is made or threatened to be made a party to any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative, because he or his testator or intestate is or was a director, officer, employee, or agent of this corporation or serves or served any other corporation or enterprise in any capacity at the request of this corporation, shall be indemnified by this corporation, and this corporation may advance his related expenses, to the full extent permitted by law. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which the person or his heirs, or personal representative may be entitled. The corporation may, upon the affirmative vote of a majority of its board of directors, purchase insurance for the purpose of indemnifying these persons. The insurance may be for the benefit of all directors, officers, or employees.

         Section 2. INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

                                   ARTICLE VII

                               Issuance of Shares

         Section 1. AUTHORIZATION. Unless the power to authorize the issuance of shares is reserved to the shareholders in the Articles of Incorporation, the Board of Directors may authorize issuances of one or more shares of the corporation's authorized capital stock.

         Section 2. CONSIDERATION FOR SHARES. (a) The Board of Directors may authorize shares to be issued for a consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

         (b) Before the corporation issues shares, the Board of Directors must determine in good faith that the consideration received or to be received for shares to be issued is adequate. That determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and nonassessable.

         (c) When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefor are fully paid and nonassessable. Consideration in the form of a promise to pay money or a promise to perform services is deemed received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

         (d) The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the notice paid, or the benefits received. If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.

                                  ARTICLE VIII

                        Certificates Representing Shares

         Section 1. CERTIFICATES. Any certificate representing shares in the corporation shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the corporation, shall state on its face the name of the corporation and indicate that it is incorporated under the laws of the State of Florida, shall state the name of the person to whom it is issued, shall state the number and class of shares and the designation of the series, if any, that the certificate represents, and may be sealed with the seal of the corporation or a facsimile thereof. The certificates shall be numbered and entered in the books of the corporation as they are issued. If an officer who signed (or whose facsimile signature was placed on) a stock certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

         Section 2. RIGHTS OF DIFFERENT CLASSES. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations and rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of the foregoing information on request and without charge.

         Section 3. FACSIMILE SIGNATURES. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar (other than the corporation itself or an employee of the corporation).

         Section 4. TRANSFER OF SHARES. Transfers of shares of the corporation shall be made upon the corporation's books by the holder of the shares, in person or by his lawfully constituted representative, upon surrender of the certificate representing shares for cancellation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes. The corporation shall not be bound to recognize any equitable or other claim to, or interest in, shares on the part of any person other than the owner of record, regardless of whether the corporation has express or other notice of such claim or interest, except as otherwise provided by law.

                                   ARTICLE IX

                           Shares Without Certificates

         Section 1. AUTHORIZATION OF SHARES WITHOUT CERTIFICATES. Unless the Articles of Incorporation provide otherwise, the Board of Directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Such authorization does not affect any shares already represented by certificates until they are duly surrendered to the corporation. Unless expressly provided otherwise by law, the rights and obligations of shareholders shall be identical whether or not their shares are represented by certificates.

         Section 2. REQUIREMENTS. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the holder of such shares a written statement of the name of the corporation, a statement that it is incorporated under the laws of the State of Florida, the name of the person to whom the shares are issued, the number and class of shares and the designation of the series, if any, represented by the shares. If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall summarize the designations, relative rights, preferences and limitations applicable to each class and the variations and rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series). Alternatively, the written statement shall specify that the corporation will furnish the shareholder, on request and without charge, a full statement of the information specified in the preceding sentence.

                                    ARTICLE X

                                 Transfer Books

         Section 1. CLOSING OF TRANSFER BOOKS. To determine which shareholders shall be entitled to notice of or to vote at a meeting of shareholders, or shall be entitled to receive a dividend, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, seventy (70) days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

         Section 2. FIXING RECORD DATE. In lieu of closing the stock transfer books, the Board of Directors may fix a date as the record date for any such determination of shareholders. The record date may not be more than seventy (70) days and, in the case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring the determination of shareholders is to be taken.

         Section 3. NO RECORD DATE FIXED. If the stock transfer books are not closed and no record date is fixed, then the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for the determination of shareholders.

         Section 4. ADJOURNMENTS. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof, unless: (a) the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting; or (b) the Board of Directors fixes a new record date pursuant to this Article for the adjourned meeting.

                                   ARTICLE XI

                                    Dividends

         The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares of capital stock in the manner, and upon the terms and conditions, provided by law, the Articles of Incorporation, and these By-laws. Dividends may be paid in cash, in property, or in the corporation's own shares, subject to the provisions of law and the Articles of Incorporation.

                                   ARTICLE XII

                                   Fiscal Year

         The fiscal year of the corporation shall be the twelve-month period ending December 31, or such other twelve month period as may be selected by the Board of Directors as the taxable year of the corporation for federal income tax purposes.

                                  ARTICLE XIII

                                Corporate Records

         Section 1. RETENTION OF CORPORATE RECORDS. The corporation shall keep the following corporate records permanently:

         (a) its Articles of Incorporation or restated Articles of Incorporation and all amendments to same;

         (b) its By-laws or restated By-laws and all amendments to same; and

         (c) minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by each committee (if any) of the Board of Directors in place of the Board of Directors.

         Section 2. LIST OF SHAREHOLDERS. The corporation (or its agent) shall maintain a permanent record of its shareholders in a form that permits the preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares, showing the number and series of shares held by each.

         Section 3. OTHER RECORDS. In addition to the foregoing, the corporation shall maintain copies of the following corporate records:

         (a) all written communications to all shareholders generally or all shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years pursuant to law or
Article XIV of these By-laws;

         (b) a list of the names and business street addresses of the corporation's current directors and officers; and

         (c) its most recent annual report delivered to the Florida Department of State.

                                   ARTICLE XIV

                      Financial Statements to Shareholders

         Section 1. DELIVERY TO SHAREHOLDERS. Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders with annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate. Such financial statements shall include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

         Section 2. REPORT ON FINANCIAL STATEMENTS. If the annual financial statements are reported upon by a public accountant, the accountant's report must accompany them. If not, the statements must be accompanied by a statement of the corporation's President or the person responsible for the corporation's accounting records:

         (a) stating his or her reasonable belief as to whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

         (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

         Section 3. PROCEDURE FOR DELIVERY. The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year, or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements if, for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period.

         Section 4. DELIVERY UPON REQUEST. Upon the written request of a shareholder to whom the statements were not mailed, the corporation shall mail the latest annual financial statements to such shareholder. The corporation shall comply with requests made pursuant to this Section within thirty (30) days of the delivery of such a request to the corporation.

                                   ARTICLE XV

                                      Seal

         The corporate seal shall bear the name of the corporation and the words "Corporate Seal, Florida".

                                   ARTICLE XVI

                          Shares in Other Corporations

         Shares in other corporations which are held by this corporation shall be voted by such officer or officers of this corporation as the Board of Directors shall from time to time designate for such purpose or by a proxy thereunto duly authorized by the Board.

                                  ARTICLE XVII

                               Board of Directors

         Section 1. NOTIFICATIONS OF NOMINATIONS AND PROPOSED BUSINESS. Subject to the rights of holder of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, (a) nominations for election of directors, and (b) business proposed to be brought before any shareholder meeting, may be made by the Board of Directors or proxy committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally. However, any such shareholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such shareholder has given timely notice in proper written form of his intent to make such nomination or nominations or to propose such business. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the corporation not later than sixty (60) days prior to such meeting. To be in proper written form, a shareholder's notice to the Secretary shall set forth:

         (i) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

         (iv) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors, and

         (v) if applicable, the consent of each nominee to serve as director of the corporation, if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

                                  ARTICLE XVIII

                                   Amendments

         The By-Laws of the corporation may be altered, amended, or repealed, and new By-Laws may be adopted, by action of the board of directors, subject to the limitations of F.S. 607.1020(1) or any successor statute thereto. The shareholders of the Corporation may alter, amend, or repeal these By-Laws or adopt new By-Laws even though these By-Laws may also be amended or repealed by the Board of Directors.

                                   EXHIBIT "C"

                              MIZAR ENERGY COMPANY

                            DBA HBOA HOLDINGS, INC.

                          2000 EQUITY COMPENSATION PLAN

                                Table of Contents
                                -----------------

                                                                                                             Page
1.       Administration...........................................................................................1

2.       Grants...................................................................................................2

3.       Shares Subject to the Plan...............................................................................2

4.       Eligibility for Participation............................................................................3

5.       Granting of Options......................................................................................3

6.       Restricted Stock Grants..................................................................................6

7.       Withholding of Taxes.....................................................................................8

8.       Transferability of Grants................................................................................8

9.       Reorganization of the Company............................................................................9

10.      Requirements for Issuance or Transfer of Shares..........................................................9

11.      Amendment and Termination of the Plan...................................................................10

12.      Funding of the Plan.....................................................................................10

13.      Rights of Participants..................................................................................10

14.      No Fractional Shares.  .................................................................................10

15.      Headings.  .............................................................................................10

16.      Effective Date of the Plan..............................................................................11

17.      Miscellaneous...........................................................................................11

                              MIZAR ENERGY COMPANY
                         DBA HBOA HOLDINGS INCORPORATED
                          2000 EQUITY COMPENSATION PLAN

         The purpose of the Mizar Energy Company dba HBOA Holdings, Inc. 2000 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of HBOA Holdings Incorporated (the "Company") and its subsidiaries, (ii) certain Key Advisors (as defined in Section 4(a)) who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.       Administration.
                  --------------

                  (a) Committee. The Plan shall be administered and interpreted by the Board of Directors or a committee appointed by the Board (the Board of Directors in such capacity or any committee appointed by the Board of Directors is referred to hereafter as the "Committee"). The Committee as appointed by the Board shall consist of two or more persons appointed by the Board, all of whom may or may not be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

                  (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants. Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options" and, together with Incentive Stock Options, "Options"), and restricted stock as described in Section 6 ("Restricted Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. In the event there is an inconsistency between the terms of the Grant Instrument and the terms of the Plan, the terms of the Plan shall govern. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.       Shares Subject to the Plan

                  (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 2,700,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be as determined by the Committee ("Award Limit"). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. However, to the extent
Section 162(m) of the Code requires, such shares continue to be counted against the Award Limit.

                  (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares,
(ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

         With respect to Options which are granted to participants, the compensation of whom could be subject to limitation under Section 162(m) of the Code and which are intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 3(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the option to fail to qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no adjustment or action shall be authorized to the extent the adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Company Stock subject to any Option shall always be rounded to the next whole number.

         4.       Eligibility for Participation.
                  -----------------------------

                  (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Key advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

                  (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

         5.       Granting of Options.
                  -------------------

                  (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

                  (b) Type of Option and Price.
                      ------------------------

                           (i) The Committee may grant Incentive Stock Options
that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended to so qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                           (ii) The purchase price (the "Exercise Price") of
Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant; (C) in the case of an option intended to qualify as performance based compensation (as described n Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and (D) in the case of Nonqualified Stock Options granted to non-employee directors, the Exercise Price shall equal 100% of the Fair Market Value of Company Stock on the date of grant.

                           (iii) If the Company Stock is publicly traded, then
the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.


                  (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

                  (d) Vesting and Exercisability of Options. Options shall vest and become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting and/or exercisability of any or all outstanding Options at any time for any reason. Options may, at the discretion of the Committee, be exercised prior to vesting, provided that the optionee grants the Company a right to repurchase any unvested shares at the exercise price upon termination of the optionee's service to the Company.

                  (e) Termination of Employment, Disability or Death.

                           (i) Except as provided below, an Option may only be
exercised while the Grantee is employed by or otherwise providing service to the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability", or "termination for cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one hundred eighty days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in a Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date (unless specified to the contrary in a Grant Instrument).

                           (ii) In the event the Grantee ceases to be employed
by the Company on account of a "termination for cause" by the Company, the unvested portion of any Option held by the Grantee shall terminate on the date on which the Grantee ceases to be employed by the Company. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                           (iii) In the event the Grantee ceases to be employed
by the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in a Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date (unless specified to the contrary in a Grant Instrument).

                           (iv) If the Grantee dies while employed by the
Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified in a Grant Instrument), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in a Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date (unless specified to the contrary in a Grant Instrument).

                           (v) For purposes of Sections 5(e) and 6:

                                    (A) "Company," when used in the phrase
         "employed by the Company," shall mean the Company and its parent and subsidiary corporations.

                                    (B) "Employed by the Company" shall mean
         employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

                                    (C) "Disability" shall mean a Grantee's
         becoming disabled within the meaning of section 22(e)(3) of the Code or otherwise as defined in an employment consultant or other agreement between the Company and the Grantee.

                                    (D) "Termination for cause" shall mean,
         except to the extent specified otherwise by the Committee or otherwise as defined in an employment, consultant or other agreement between the Company and the Grantee, a finding by the Committee that the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. A Grant Instrument may provide that in the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option, upon refund by the Company of the Exercise Price paid by the Grantee for such shares, and any option gain realized by the Grantee from exercising all or a portion of an Option within the two-year period prior to the event shall be paid by the Grantee to the Company.

                  (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

                  (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

         6. Restricted Stock Grants. The Committee may issue or transfer shares of Company Stock to an Employee or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

                  (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

                  (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

                  (c) Requirement of Employment. If the Grantee ceases to be employed by the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

                  (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 8(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

                  (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

                  (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

                  (g) Performance Based Compensation. The Committee may grant Restricted Stock to an employee covered under Section 162(m) of the Code that vests upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings. To the extent necessary to comply with the performance-based compensation requirements of
Section 162(m)(4)(c) of the Code, with respect to Restricted Stock which may be granted to one or more employees covered under Section 162(m) of the Code, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period, the Committee shall, in writing, (i) designate the employees covered under Section 162(m) of the Code, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) participant for such fiscal year or other designed fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance target has been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designed fiscal period.

         7. Withholding of Taxes

                  (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

                  (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         8. Transferability of Grants

                  (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, and then only if and to the extent permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the

Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         8. Transferability of Grants

                  (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, and then only if and to the extent permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations there under). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         9.       Reorganization of the Company.
                  -----------------------------

                  (a) Reorganization. As used herein, a "Change of Control" shall be deemed to have occurred upon the consummation of any of the following transactions: (i) any merger or consolidation of the Company or other transaction (other than sales of equity by the Company for the purpose of raising cash for its own account) where the shareholders of the Company immediately prior to such transaction will not beneficially own immediately after such transaction shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

                  (b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), the Company shall provide that either (i) all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (ii) the Company or the surviving company shall pay to each Grantee an amount equal to the product of
(x) the number of Options then vested and exercisable, multiplied by (ii) the Fair Market Value per share less the Exercise Price per Option, or (iii) the Committee may, in its sole discretion, accelerate the vesting of some or all of the Grants.

                  (c) Notice and Acceleration. Upon a Change of Control, the Company shall provide each Grantee who has outstanding Grants with written notice of such Change of Control. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control (i) all outstanding Options shall automatically accelerate and become fully exercisable, and (ii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. If the Committee does not provide such terms in the Grant Instrument, a Change of Control will not impact a Grant.

         10. Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         11. Amendment and Termination of the Plan
             --------------------------------------

                  (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section l62(m) of the Code.

                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

                  (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         12. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         13. Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16. Effective Date of the Plan.
             --------------------------


                  (a) Effective Date. Subject to the approval of the Company's shareholders, the Plan shall be effective on October 10, 2000.

                  (b) Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective for so long as such stock is so registered.

         17. Miscellaneous

                  (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

                  (b) Loans. The Committee may, in its discretion, extend a loan in connection with the exercise or receipt of a grant under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                  (c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Florida, without regard to conflicts of laws principles.

         Dated as of October 10, 2000.

                                   MIZAR ENERGY COMPANY


                                   By: /s/ Edward A. Saludes
                                       --------------------------------------
                                        Edward A. Saludes
                                        President and Chief Executive Officer

                              MIZAR ENERGY COMPANY
                          2400 E. Commercial Boulevard
                                    Suite 221
                            Fort Lauderdale, FL 33308

                                      PROXY

The undersigned hereby constitutes and appoints Edward Saludes as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on October 23, 2000, at the Special Meeting of Stockholders to be held on November 10, 2000, or any adjournment thereof.

1. To reincorporate Mizar from the state of Colorado to the state of Florida and to change the company's name to HBOA Holdings, Inc.

         For   [ ]                  Against    [ ]               Abstain   [ ]

2.   To approve Mizar Energy Company 2000 Equity Compensation Plan

         For   [ ]                  Against    [ ]               Abstain   [ ]

3.   Election of Directors

          FOR all nominees listed below                   WITHHOLD AUTHORITY to vote
          (Except as marked to the contrary)   [ ]        for all such nominees listed below     [ ]

Edward Saludes     Harvey Judkowitz     William Shope     Gary Verdier       Robert Fivian
                               Marion & Carl Wolf*

*Marion and Carl Wolf share one seat on the Board of Directors and cast only one vote.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of MIZAR ENERGY COMPANY. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Special Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      --------------------------

--------------------------------

--------------------------------
Signature(s)